SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

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☐  Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

November 29, 2021

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2021 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust”) and a Proxy Statement describing the proposals to elect a Chairman and three Class II Trustees to the Board of Trustees of the Trust (the “Board of Trustees”) and ratify the Board of Trustees’ selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Also enclosed is a proxy card for each Participant noting the exact name in which those Units of Participation were registered. A Participant that does not wish that its representative attends the meeting should vote its Units by mail, internet, or telephone, as described herein, as soon as possible.

Sincerely,

/s/ Chang Suh

Chang Suh

Chief Executive Officer & Chief Investment Officer

PLEASE VOTE PROMPTLY COMMENCING ON OR ABOUT NOVEMBER 29, 2021

CS/sa

opeiu #2, afl-cio

Enclosures

AFL-CIO Housing Investment Trust

NOTICE OF THE 2021 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2021 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), a District of Columbia common law trust, will be held virtually via Zoom on December 22, 2021 at 11:00 a.m. EST for the following purposes:

1.	To elect Christopher B. Coleman as Chairman of the Board of Trustees to serve until the 2022 Annual Meeting of Participants or until his successor is elected and qualifies;

2.	To elect Sean McGarvey and Elizabeth Shuler as Class II Union Trustees and Harry W. Thompson as a Class II Management Trustee, to hold office until the 2024 Annual Meeting of Participants, or until the respective successor of each is elected and qualifies; and,

3.	To ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021.

The close of business on October 29, 2021 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

Please be advised that, due to the public health impact of the coronavirus (COVID-19) pandemic and to mitigate potential risks to the health and safety of our Participants and the Trust’s officers and staff, the Meeting will be held virtually. You will not be able to attend the Meeting in person.

By Order of the Board of Trustees,

/s/ Chang Suh

Chang Suh
Chief Executive Officer &
Chief Investment Officer

Dated: November 29, 2021

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

November 29, 2021

General Matters

This Proxy Statement and accompanying proxy card are being sent on or about November 29, 2021 in connection with the solicitation of proxies for use at the 2021 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or “HIT”) to be held virtually via Zoom on December 22, 2021, beginning at 11:00 a.m. EST and at any adjournment(s) thereof.

Please be advised that, due to the public health impact of the COVID-19 pandemic and to mitigate potential risks to the health and safety of our Participants and the Trust’s officers and staff, the Meeting will be held virtually. You will not be able to attend the Meeting in person. Participants are requested to submit their voting instructions over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly (following the instructions below). If you plan to participate in the Meeting, please email meeting@aflcio-hit.com, using the subject line “Request to Attend” and providing your preferred contact information so that we may follow up with you to share instructions for Zoom dial-in. Requests to attend the Meeting must be received no later than 5:00 p.m., EST, on December 20, 2021. Instructions on how to vote at the Meeting will be provided during the virtual meeting held via Zoom.

A copy of the Trust’s Annual Report for the year ended December 31, 2020, including financial statements for the corresponding fiscal year (the “Annual Report”), was previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report succeeding the Annual Report to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department. Written requests may be directed to the Director of Investor Relations, AFL-CIO Housing Investment Trust, 1227 25th Street N.W., Suite 500, Washington, D.C. 20037. Reports may also be accessed on the Trust’s website at www.aflcio-hit.com. In addition, please email any questions regarding the proxy materials or the Meeting (including instructions on how to attend and vote at the Meeting) to meeting@aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON DECEMBER 22, 2021:

The Proxy Statement, Proxy Card, Notice of Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at www.proxyvotenow.com/HIT.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

At the Meeting, Participants will vote to (i) elect a Chairman of the Board of Trustees of the Trust (the “Board of Trustees”); (ii) elect three Class II Trustees (two Class II Union Trustees and one Class II Management Trustee); and (iii) ratify the Board of Trustees’ selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

WHO IS ENTITLED TO VOTE?

The close of business on October 29, 2021 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”). As of the Record Date, there were 6,158,319.992 Units of Participation of the Trust outstanding. Each Unit of Participation is entitled to one vote. No shares of any other class of securities were outstanding as of the Record Date.

Only Participants of record on the Record Date, or their duly appointed proxies, will be entitled to vote at the Meeting. As of the Record Date, the Trustees and employees of the HIT did not own any Units of Participation of the Trust. As of the Record Date, no person was known by the HIT to own beneficially or of record 5% or more of Units of Participation of the HIT except as follows:

Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
ILWU-PMA Pension Plan 1188 Franklin Street, Ste. 300, San Francisco, CA 94109	737,403.913 Units of Participation	11.97
National Electrical Benefit Fund 900 7th Street N.W., Floor 9, Washington, D.C. 20001	424,042.739 Units of Participation	6.88

WHO CAN ATTEND THE MEETING?

All Participants as of the close of business on the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units of Participation outstanding as of the close of business on the Record Date. For purposes of quorum, Participants will be considered to be present in-person if they attend the Meeting virtually via Zoom. As of the Record Date, 6,158,319.992 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units of Participation considered to be present at the Meeting.

HOW DO I VOTE?

By Mail: If the Proxy Card that accompanies this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the Proxy Card will be voted in accordance with the Trustees’ recommendations set forth thereon. Voting instructions by mail must be post-marked 11:59 p.m. (EST), December 21, 2021.

By Automated Touchtone: If the proxy is properly voted via the telephone, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the Proxy Card will be voted in accordance with the Trustees’ recommendations set forth thereon. Voting instructions by telephone must be received by 11:59 p.m. (EST), December 21, 2021.

To vote proxy via Automated Touchtone:

1)       Dial 1-855-454-4575 from a touchtone telephone; and,

2)       Follow the voice prompts to enter the Control Number* that is included on the Proxy Card provided with this mailing and vote your proxies.

By Internet: If the Proxy Card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the Proxy Card will be voted in accordance with the Trustees’ recommendations set forth thereon. Voting instructions by the Internet must be received by 11:59 p.m. (EST), December 21, 2021.

       To vote by proxy through the Internet:

1)	Use a web browser to go to www.proxyvotenow.com/HIT; and,
2)	Enter the Control Number* provided on your Proxy Card.

Via Zoom: Due to the public health impact of the COVID-19 pandemic, you will not be able to attend the Meeting in person. Participants are requested to submit their voting instructions over the Internet, by telephone or by completing, dating and signing the enclosed Proxy Card and returning it promptly. If you plan to participate in the Meeting, please email meeting@aflcio-hit.com, using the subject line “Request to Attend” and providing your preferred contact information so that we may follow up with you to share instructions for Zoom dial-in. Requests to attend the Meeting must be received no later than 5:00 p.m., EST, on December 20, 2021. Instructions on how to vote at the Meeting will be provided during the virtual meeting held via Zoom.

* Please enter the Control Number exactly as it appears on your Proxy Card.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes. Any Participant giving a proxy may revoke it at any time before it is exercised by giving written notice to the Trust. Due to the COVID-19 pandemic, however, if you intend to revoke your proxy, you must submit a subsequent proxy by 11:59 p.m. (EST), December 21, 2021, if voting through mail, telephone, or the Internet. You may also revoke your proxy by voting at the Meeting if you are attending the Meeting virtually via Zoom. However, in order to do so, you must request to attend the meeting by 5:00 p.m., EST, on December 20, 2021. Instructions to attend the Meeting virtually via Zoom are included above.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board of Trustees of the Trust (the “Board of Trustees”). The Board of Trustees’ recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board of Trustees recommends a vote:

•	FOR election of a Chairman of the Board of Trustees (see page 4);
•	FOR election of two Class II Union Trustees and one Class II Management Trustee (see page 4); and
•	FOR ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (see page 18).

With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

The vote required for approval of each proposal will be an affirmative vote of a majority of the Units of Participation represented in person or by proxy at the Meeting, so long as a quorum is present. Each Unit of Participation is entitled to one vote. Although abstentions will be used to calculate whether a quorum is present, they will not be used to calculate the number of Units of Participation that voted affirmatively for the proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

This proxy is being solicited through the mail by the Board of Trustees. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by email, telephone or oral communication following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was on or about November 29, 2021.

ELECTION OF THE CHAIRMAN OF THE BOARD OF TRUSTEES AND CLASS I TRUSTEES

PROPOSAL I: TO ELECT THE CHAIRMAN (Discussed under Proposal II)

PROPOSAL II: TO ELECT TWO (2) CLASS II UNION TRUSTEES AND ONE (1) CLASS II MANAGEMENT TRUSTEE

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chair. The Board of Trustees currently consists of 17 Trustees, eight (8) of whom are Union Trustees (Alvarez, Cooper, Driscoll, McGarvey, O’Sullivan, Redmond, Shelton and Shuler), eight (8) of whom are Management Trustees (Filter, Gainer, Quinn, Rubin, Schmidt, Stanley, H. Thompson and W. Thompson), and one (1) of whom is the Chair (Coleman).

The Declaration of Trust divides the Union and Management Trustees into three equal classes (each, a “Class”). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees and no Class is permitted to have more than eight (8) Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chair to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office for Trustees McGarvey, Shuler and H. Thompson will expire on the day of the Meeting. The Board of Trustees have nominated Trustees McGarvey, Shuler and H. Thompson for re-election as Class II Union and Management Trustees, as applicable, and Trustees McGarvey and Shuler are standing for re-election as Class II Union Trustees while Trustee H. Thompson is standing for re-election as a Class II Management Trustee. The term of Chair Coleman will expire on the day of the Meeting. The Board of Trustees has nominated Christopher B. Coleman for re-election as Chairman. The Board of Trustees has determined that it is advisable to maintain the balance of its composition, so that it remains eight Union Trustees and eight Management Trustees and one Chair if each of the nominated Trustees is elected.

The principal occupations and business experience for at least the past five years for Mr. Coleman and each of the Class II Trustee nominees is described below under “Nominees for Election.”

If a proxy is received from a Participant, the Units of Participation represented by such proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Each Class II Trustee nominee will serve a three-year term ending in 2024, or until the successor of each is elected and qualifies. If re-elected, Mr. Coleman will serve as Chairman of the Board of Trustees for a one-year term ending in 2022, or until his successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees would be unavailable for election, if a vacancy should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other person, if any, as the Nominating Committee may recommend. Proxies will not be voted for a greater number of persons than the number of nominees named.

Nominees for Election

The following information was furnished to the Trust by Mr. Coleman and each Class II Trustee nominee and sets forth the name, age, principal occupation or employment, and the period during which they have served as a Trustee of the Trust, if any. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected. The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are also listed below.  Correspondence intended for Mr. Coleman, a Class II Trustee nominee or any Trustee may be sent c/o AFL-CIO Housing Investment Trust, 1227 25th Street, N.W., Suite 500, Washington, D.C. 20037.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
Christopher B. Coleman Age 60	Chair	Service Commenced December 2020, Term Expires 2021	President and CEO, Twin Cites Habitat for Humanity; formerly, Mayor, City of Saint Paul, MN; President, National League of Cities; Member, St. Paul City Council; Investment Advisor, RBC Cain Rauscher. Mr. Coleman has particular knowledge and experience regarding real estate finance and construction, economic and community development and public policy.	2	None
Sean McGarvey Age 59	Union Trustee	Service Commenced December 2012, Term Expires 2021	President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO. Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Elizabeth Shuler Age 51	Union Trustee	Service Commenced October 2009, Term Expires 2021	President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO; Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None

* No nominee Trustee is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, several of the Trustees are associated with organizations that, among other things, develop and manage affordable housing, promote the construction of affordable housing and/or facilitate employment for union members in the construction trades and related industries. From time to time, organizations with which Trustees may be associated may, directly or indirectly, be involved in a transaction in which the HIT is also a participant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
Harry W. Thompson Age 62	Management Trustee	Service Commenced April 2019, Term Expires 2021	Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc. Mr. Thompson has particular knowledge about registered investment companies, accounting, and financial reporting.	2	None

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION OF THE NOMINEES AS CHAIRMAN AND AS CLASS II UNION AND MANAGEMENT TRUSTEES, AS APPLICABLE.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust and are expected to stand for re-election at subsequent Annual Meetings of Participants.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee **
Vincent Alvarez Age 53	Union Trustee	Service Commenced December 2012, Term Expires 2022	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff. Mr. Alvarez has knowledge and experience regarding the labor movement and public policy.	2	None

* No Trustee is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).However, several of the Trustees are associated with organizations that, among other things, develop and manage affordable housing, promote the construction of affordable housing and/or facilitate employment for union members in the construction trades and related industries. From time to time, organizations with which Trustees may be associated may, directly or indirectly, be involved in a transaction in which the HIT is also a participant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act.

Kenneth W. Cooper Age 60	Union Trustee	Service Commenced January 2018, Term Expires 2023	International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW. Mr. Cooper has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.	2	None
Timothy J. Driscoll Age 58	Union Trustee	Service Commenced March 2020, Term Expires 2022	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Member, BAC Executive Board; Co-Chair of both Bricklayers and Trowel Trades International Pension Fund and International Health Fund; Member, Governing Board of Presidents, NABTU; formerly, Secretary-Treasurer and Executive Vice President, International Union BAC. Mr. Driscoll has particular knowledge and experience regarding pension plans, the construction industry and the labor movement.	2	None
Terry O’Sullivan Age 66	Union Trustee	Service Commenced December 2019, Term Expires 2022	General President, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Governing Board of Presidents, North America’s Building Trades Unions, AFL-CIO; Trustee, ULLICO. Mr. O’Sullivan has particular knowledge and experience regarding pension plans, the construction industry and the labor movement.	2	None

Fredrick Redmond Age 67	Union Trustee	Service Commenced September 2021, Term Expires 2023	Secretary-Treasurer, AFL-CIO; Member, AFL-CIO Executive Council; President, Trade Union Confederation of Americas, Chair, A. Philip Randolph Institute; formerly International Vice President (Human Affairs), United Steelworkers. Mr. Redmond has particular knowledge and experience regarding public policy, economic justice and the labor movement.	2	None
Anthony Shelton Age 68	Union Trustee	Service Commenced June 2020, Term Expires 2023	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Mr. Shelton has particular knowledge and experience regarding pension funds and the labor movement.	2	None
Kevin Filter Age 68	Management Trustee	Service Commenced December 2019, Term Expires 2022	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Co-Founder, Principal and President, Glaser Financial Group. Mr. Filter has particular knowledge regarding finance and investments, public policy, real estate and the construction industry.	2	None

Bridget Gainer Age 53	Management Trustee	Service Commenced January 2018, Term Expires 2023	Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District. Ms. Gainer has particular knowledge and experience regarding labor relations, pension plans and public policy.	2	None
Jack F. Quinn, Jr. Age 70	Management Trustee	Service Commenced June 2005, Term Expires 2023	Senior Advisor for Public & Community Relations, Barclay Damon; formerly President, Erie Community College; President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding significant facets of the operations of the HIT and public policy.	2	Kaiser Aluminum Corporation
Jamie S. Rubin Age 54	Management Trustee	Service Commenced April 2018, Term Expires 2022	CEO, Meridiam Infrastructure North America Corp.; formerly Director of State Operations, State of New York; Commissioner, New York State Homes & Community Renewal; founding Executive Director, Governor’s Office of Storm Recovery. Mr. Rubin has particular knowledge about government, economic development and public policy.	2	None
Deidre L. Schmidt Age 51	Management Trustee	Service Commenced January 2018, Term Expires 2023	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute. Ms. Schmidt has particular knowledge and expertise regarding significant facets of real estate finance, community development and public policy.	2	None

Tony Stanley Age 88	Management Trustee	Service Commenced December 1983, Term Expires 2022	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding significant facets of the operations of the HIT, finance, long-term health care and the construction industry.	2	None
William C. Thompson, Jr. Age 68	Management Trustee	Service Commenced January 2018, Term Expires 2023	Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York. Mr. Thompson has particular knowledge and experience regarding significant facets of community development, finance, pension plans and public policy.	2	None

Union Trustees McGarvey and Shuler and Management Trustee H. Thompson are “Class II” Trustees, whose terms expire at the 2021 Annual Meeting of Participants. Union Trustees Alvarez, Driscoll and O’Sullivan and Management Trustee Filter, Rubin and Stanley are “Class III” Trustees whose terms expire at the 2022 Annual Meeting of Participants. Union Trustees Cooper, Redmond and Shelton and Management Trustees Gainer, Quinn, Schmidt and W. Thompson are “Class III” Trustees whose terms expire at the 2023 Annual Meeting of Participants. Chair Coleman is the Chairman (a non-classified Trustee) with a one-year term that expires at the 2021 Annual Meeting of Participants.

Executive Officers

The executive officers of the HIT are all located at 1227 25th Street N.W., Suite 500, Washington, D.C. 20037, with the exception of Theodore S. Chandler who is located at 155 North Lake Avenue, Suite 800, Pasadena, CA 91101. The executive officers of the HIT are elected by the Board of Trustees to terms of approximately 12 months generally running concurrently with the fiscal year or until their respective successors are appointed and qualify. As of November 29, 2021, the executive officers of the HIT are as follows:

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations During At Least the Past 5 Years*	Other Directorships Held by Officer **
Chang Suh Age 50	Chief Executive Officer since 2018 & Chief Investment Officer since 2021	Service Commenced April 1998	Formerly Co-Chief Portfolio Manager, Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust.	None
Theodore S. Chandler Age 62	Senior Managing Director – Strategic Initiative since 2021	Service Commenced June 2009	Formerly Managing Director / Regional Operations, Chief Operating Officer, AFL-CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency.	None
Michael Cook Age 41	Chief Portfolio Manager since 2021	Service Commenced February 2003	Formerly Co-Chief Portfolio Manager, Senior Portfolio Manager, Assistant Portfolio Manager, AFL-CIO Housing Investment Trust.	None
John Hanley Age 55	Senior Managing Director – Multifamily Originations since 2019	Service Commenced July 2019, Previous Service 1992-2006	Formerly Director-Investments, National Real Estate Advisors; Executive Vice President- Investments and Portfolio Management, AFL-CIO Housing Investment Trust.	None
Erica Khatchadourian Age 54	Chief Financial Officer since 2001	Service Commenced April 1993	Formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.	None
Nicholas C. Milano Age 54	General Counsel since 2013	Service Commenced August 2013, Previous Service 2003-2007	Formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.	None

* Includes information from period greater than 5 years where deemed significant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act. The disclosure includes information from period greater than 5 years where deemed significant.

Harpreet Peleg Age 47	Senior Managing Director – Finance since 2021	Service Commenced March 2005	Chief Executive Officer, Building America CDE, Inc.; formerly Controller, AFL-CIO Housing Investment Trust; Chief Financial Officer, AFL-CIO Investment Trust Corporation.	None
Julissa Servello Age 44	Director of Investor Relations since 2021	Service Commenced September 1998	Formerly Senior Investor Relations Manager, Investor Relations Manager, Marking Coordinator, AFL-CIO Housing Investment Trust.	None
Lesyllee White Age 59	Chief Marketing Officer since 2019	Service Commenced November 1999	Formerly Executive Vice President and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust.	None

Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees has overall responsibility for the management and policies of the Trust. The HIT believes the board leadership structure described in this document is appropriate for the HIT given its size, purpose, holdings and risk profile in order to provide the necessary oversight and risk mitigation in a flexible and efficient manner.

The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

Executive Committee

The current members of the Executive Committee are Chair Coleman and Trustees McGarvey, Quinn, Shuler, Stanley and H. Thompson. None of these persons is an interested person, as defined by Section 2(a)(19) of the 1940 Act. The Committee chooses one of its members to serve as Chair of the Committee. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session. This Committee met once in 2020 and has met twice in 2021, year-to-date.

No committee functions as a compensation committee. The Executive Committee, however, may make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to some executive officers. See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Individuals are not eligible to invest in the HIT and none of the Trustees, including the nominees for Trustee, or officers owns any Units of the HIT.

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. The current members of the Nominating Committee are Trustees Shuler (Chair), McGarvey and Gainer. None of these persons is an interested person, as defined by Section 2(a)(19) of the 1940 Act. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met four times in 2020 and has met two times in 2021, year-to-date.

       The Nominating Committee has a charter, a copy of which was filed as an appendix to the Proxy Statement for the 2019 Annual Meeting. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the members of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust. The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds, and complementary skills.

Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm. The Board of Trustees selected Harry W. Thompson to serve as Chair of the Audit Committee and designated him as an Audit Committee Financial Expert, along with Trustees, Quinn, Shuler and Stanley to serve as the other members of the Audit Committee. None of these persons would be interested persons, as defined by Section 2(a)(19) of the 1940 Act. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management, as necessary. The Audit Committee met three times in 2020 and has met twice in 2021, year-to-date.

Committee of the Whole

The Committee of the Whole monitors the Trust’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee, which is currently composed of all Trustees, did not meet in 2020 and has not met in 2021, year-to-date.

Board of Trustees

The Board of Trustees met five times during the Trust’s fiscal year ended December 31, 2020 and has met four times in 2021, year-to-date. Trustees Alvarez, Schmidt and Shelton each attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2020 fiscal year. Board members who have been unable to attend meetings due to scheduling conflicts receive all materials and are regularly briefed on matters before the Board of Trustees.

Because the Trust’s Participants are primarily eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust’s Director of Investor Relations. Participants may also contact Trustees directly (several of whom sit on the boards of Participants). In addition, because historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chair, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustees or Participants attended the 2020 Annual Meeting.

       Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees risk management of the HIT directly and, indirectly, through its committee structure and delegations to HIT management. The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, liquidity, internal controls, and portfolio management and which regulate the daily business conduct of the HIT. The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year. The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting. The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually. In addition, the Board of Trustees and the Audit Committee require regular reports from independent valuation validation consultants and the HIT’s independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2020, Chair Coleman received $10,000 in compensation. The Trust paid each Management Trustee who did not waive such fee $500 per day for participation at Board of Trustees and committee meetings. The Trust did not pay any fees to the Union Trustees during the fiscal year ended December 31, 2020. The aggregate compensation paid to Trustees in the year ended December 31, 2020 was $5,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2020 Compensation Table

The following table sets forth the aggregate compensation paid by the HIT to each of the three highest paid officers of the HIT and to all Trustees of the HIT for the 2020 fiscal year. The HIT is a single, self-managed fund, and its staff as of December 31, 2020 included 36 employees. In addition to those individuals identified in the table below, the HIT had 32 other employees who earned aggregate compensation exceeding $60,000 during the 2020 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Chang Suh[2] Chief Executive Officer and Chief Investment Officer	$677,017	$74,600	$170,363	Not applicable
Theodore S. Chandler[3] Senior Managing Director – StrategicInitiatives	476,545	74,600	86,651	Not applicable

1 The estimated annual benefits payable upon retirement at normal retirement age to the executive officers of the HIT are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “RETIREMENT PLANS” below.

2 Aggregate HIT compensation includes $19,500 of deferred compensation in 2020 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,200 of matching funds paid by the HIT into the 401(k) Plan and $68,400 contributed to the Retirement Plan in 2020 on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2020 under the 401(k) Plan, including interest and HIT matching, is $1,627,244. No amounts were paid or distributed from the 401(k) Plan for Mr. Suh in 2020.

3 Aggregate HIT Compensation includes $26,000 of deferred compensation in 2020 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Chandler’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,200 of matching funds paid by the HIT into the 401(k) Plan and $68,400 contributed to the Retirement Plan in 2020 on Mr. Chandler’s behalf. The total amount deferred by Mr. Chandler as of December 31, 2020 under the 401(k) Plan, including interest and HIT matching, is $434,494. No amounts were paid or distributed from the 401(k) Plan for Mr. Chandler in 2020.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Erica Khatchadourian[4] Chief Financial Officer	456,750	74,600	160,925	Not applicable
Christopher B. Coleman Chair	--	--	--	--
Vincent Alvarez Union Trustee	--	--	--	--
Kenneth W. Cooper Union Trustee	--	--	--	--
Timothy J. Driscoll[5] Union Trustee	--	--	--	--
Kevin Filter Management Trustee	--	--	--	--
Sean McGarvey Union Trustee	--	--	--	--
Terry O’Sullivan Union Trustee	--	--	--	--
Fredrick Redmond[6] Union Trustee	--	--	--	--
Anthony Shelton Union Trustee	--	--	--	--
Elizabeth Shuler Union Trustee	--	--	--	--
Bridget Gainer Management Trustee	--	--	--	--
Jack F. Quinn, Jr. Management Trustee	3,000	--	--	3,000

4 Aggregate HIT Compensation includes $26,000 of deferred compensation in 2020 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,200 of matching funds paid by the HIT into the 401(k) Plan and $68,400 contributed to the Retirement Plan in 2020 on Ms. Khatchadourian’s behalf. The total amount deferred by Ms. Khatchadourian as of December 31, 2020 under the 401(k) Plan, including interest and HIT matching, is $1,992,871. No amounts were paid or distributed from the 401(k) Plan for Ms. Khatchadourian in 2020.

5 Mr. Driscoll was appointed to the Board of Trustees in March 2020.

6 Mr. Redmond was appointed to the Board of Trustees in September 2021.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
James S. Rubin Management Trustee	--	--	--	--
Deidre L. Schmidt Management Trustee	1,500	--	--	1,500
Tony Stanley Management Trustee	3,500	--	--	3,500
Harry W. Thompson Management Trustee	4,000	--	--	4,000
William C. Thompson, Jr Management Trustee	--	--	--	--

The HIT participates in the AFL-CIO Staff Retirement Plan (the “Staff Retirement Plan”) with regard to all of its employees. The HIT sponsors the AFL-CIO Housing Investment Trust 401(k) Plan (the “401(k) Plan”) described below for all of its employees.

RETIREMENT PLANS

Under the Staff Retirement Plan, contributions are based on an eligible employee’s base salary. The Internal Revenue Service imposes an annual maximum on the amount that can be included in determining base salary during 2020, for employee contributions, which amount was $280,000. In general, employer contribution rates are determined actuarially every year. The Staff Retirement Plan was funded by employer contributions at rates of approximately 24.00% of eligible employees’ base salaries during the twelve months ended December 31, 2020. During 2020, the annual base salary for estimated annual pension payments upon retirement from the Staff Retirement Plan for each of Mr. Suh, Mr. Chandler and Ms. Khatchadourian was $250,000, consistent with the terms of the current salary freeze in Final Average Salary explained below.

The Staff Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Staff Retirement Plan’s board of trustees and that make contributions to the Staff Retirement Plan on their behalf. Such employees become members of the Staff Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Staff Retirement Plan provides a retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more. The amount of this pension depends on average base salary and years of credited service at retirement. Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. This calculated amount is subject to (1) Internal Revenue Service limits, (2) the Staff Retirement Plan modification noted below and (3) certain elections related to survivor benefits made by the employee at the time of retirement. The Staff Retirement Plan modified the calculation of the Final Average Salary effective June 30, 2014 such that, the Final Average Salary would be frozen for vested employees and would be capped as the average of the first three years of service for unvested employees.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of December 31, 2020, Mr. Chandler had approximately 12,

Mr. Suh had approximately 22 and Ms. Khatchadourian had approximately 28 credited years of service under the Staff Retirement Plan.

	Years of Service
Final Average Salary[7]	15[8]	20[2]	25[2]	30[9]	35[3]
$150,000	$67,500	$90,000	$112,500	$116,250	$120,000
200,000	90,000	120,000	150,000	155,000	160,000
250,000	112,500	150,000	187,500	193,750	200,000
280,000	128,250	171,000	213,750	220,875	228,000

7 The IRC limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.

8 3.00% per year up to 25 years.

9 0.5% per year over 25 years.

THE 401(K) PLAN

Under the HIT’s 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum. The HIT is matching dollar-for-dollar the first $6,400 contributed in 2021. The amount deferred by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name and vests immediately. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan at any time during the year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

Except as noted below, an actively working employee under the age of 59½ cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses of an immediate family member, and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount which represents the amount necessary to meet the financial hardship need, up to the Employee’s entire 401(k) account value, plus the vested value of Employer Matching contributions.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning no later than April 1st of the year following the year in which the employee retires after reaching age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or, when requested, the termination of the employee’s employment.  An actively working employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. Representatives of Ernst & Young LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1)	Audit fees.

The aggregate fees billed for professional services provided to the Trust by its independent auditor for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $435,800 and $357,300 for the fiscal years ended December 31, 2019 and December 31, 2020, respectively.

(2)	Audit related fees.

The aggregate fees billed by the Trust’s independent auditors for assurance and related services relating to the performance of the audit of the Trust’s financial statements and not reported under the heading “Audit Fees”, above, were $0 for each of the fiscal years ended December 31, 2019 and December 31, 2020. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2019 and 2020 fiscal years.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the Trust’s fiscal years ended December 31, 2019 and December 31, 2020. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2019 and 2020 fiscal years.

(3)	Tax fees.

The aggregate fees billed by the Trust’s independent auditors for professional services provided to the Trust for tax compliance, including preparation of tax returns and distribution assistance, were $36,500 and $35,000 for the fiscal years ended December 31, 2019 and December 31, 2020, respectively. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2019 and 2020 fiscal years.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the Trust’s fiscal years ended December 31, 2019 and December 31, 2020. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2019 and 2020 fiscal years.

(4)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those previously stated, which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, were $16,000 for each of the fiscal years ended December 31, 2019 and December 31, 2020. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2019 and 2020 fiscal years.

The aggregate fees billed for all services other than those set forth in paragraphs (1), (2) and (3) of this Item provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the fiscal years ended December 31, 2019 and December 31, 2020. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2019 and 2020 fiscal years.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee considered the independent registered public accounting firm’s provision of non-audit services to the Trust that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to such entities.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves the engagement of the Trust’s independent registered public accounting firm and pre-approves each audit and non-audit related service. The engagement of Ernst & Young LLP was pre-approved by the Audit Committee for the fiscal years 2021 and 2020. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young LLP for the fiscal years 2021 and 2020 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

PROPOSALS FOR 2022 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s proxy statement and form of proxy for the Trust’s Annual Meeting of Participants (expected to be held in December 2022 at the offices of the Trust, 1227 25th Street, N.W., Suite 500, Washington, D.C. 20037) must cause such proposal to be received by the Trust at its principal office not later than June 30, 2022.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Units represented by such proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting virtually via Zoom are urged to forward their proxies commencing on or about November 29, 2021. A prompt response will be appreciated.

By Order of the Board of Trustees,

/s/ Chang Suh

Chang Suh
Chief Executive Officer &
Chief Investment Officer

Vote by Telephone	Vote Online	Vote by Mail
1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 1-855-454-4575 3. Follow the simple instructions.	1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/HIT 3. Follow the simple instructions.	1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

Please detach at perforation before mailing.

AFL-CIO HOUSING INVESTMENT TRUST

ANNUAL MEETING OF PARTICIPANTS TO BE HELD ON DECEMBER 22, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE AFL-CIO HOUSING INVESTMENT TRUST (THE “HIT”). The Units of Participation represented hereby will be voted in accordance with instructions contained in this proxy, if properly executed.

The signer hereby appoints Erica Khatchadourian and Corinne Smith, each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the ”Trust” or the “HIT”) to be held December 22, 2021, and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act upon the matters of the Annual Meeting.

The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The signer hereby acknowledges receipt of the Notice of the 2021 Annual Meeting of Participants to be held December 22, 2021 and of the Proxy Statement dated November 29, 2021.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Please complete, sign and return this card as soon as possible. Date ________

Signature(s) and Title(s), if applicable (Sign in the box)
Note: Please sign exactly as your name appears on this proxy card. When units are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

HIT-100099-122221

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF PARTICIPANTS TO BE HELD DECEMBER 22, 2021: The proxy statement is available online at:

https://www.proxyvotenow.com/HIT

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED

BY 11:59 P.M. ON DECEMBER 21, 2021.

Please detach at perforation before mailing.

The Board of Trustees recommend a vote FOR the below items. ANY PROXY RECEIVED AND NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

TO VOTE – MARK ONE CIRCLE IN BLUE OR BLACK INK. EXAMPLE: ●

PROPOSALS			FOR	AGAINST	ABSTAIN
1.	To elect Christopher B. Coleman as Chair of the Board of Trustees to serve until the 2022 Annual Meeting of Participants or until his successor is elected and qualifies:		O	O	O

2.	To elect two Class II Union Trustees and one Class II Management Trustee to hold office until the 2024 Annual Meeting or until the respective successor of each is elected and qualifies:

	(01)	Sean McGarvey, Union Trustee	O	O	O

	(02)	Elizabeth Shuler, Union Trustee	O	O	O

	(03)	Harry W. Thompson, Management Trustee	O	O	O

3.	To ratify the Board of Trustees’ selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021:		O	O	O

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

HIT-100099-122221